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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   July 24, 2000
               (Date of earliest event reported:  July 21, 2000)


                               AXIA INCORPORATED
             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-64555                13-3205251
 (State or other Jurisdicton      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)


         801 Travis, Suite 1400
            Houston, Texas                                     77002
(Address of principal executive offices)                    (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (713) 425-2150

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ITEM 5.    OTHER EVENTS.

     AXIA Incorporated hereby incorporates by reference into this Item 5 the press release attached hereto as Exhibit 99(a) issued by its parent company.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

99(a)  Press release issued July 21, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AXIA INCORPORATED



                              By:   /s/ Lyle J. Feye
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                                    Lyle J. Feye
                                    Chief Financial Officer, Vice President
                                    and Treasurer


Date:  July 24, 2000

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                                 EXHIBIT INDEX

EXHIBIT
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99(a)     Press release issued July 21, 2000.

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